Filed pursuant to Rule 497(e)

File Nos. 033-16439 and 811-05159

RS INVESTMENT TRUST

Supplement to Prospectus (Class A, B, C, K shares) Dated May 1, 2009, and

Prospectus (Class Y shares) Dated May 1, 2009

RS International Growth Fund

Effective October 22, 2009, the last sentence of the first paragraph of the “Principal Investments” section of the prospectus of RS International Growth Fund will be amended and restated in its entirety as follows:

“The Fund may invest up to 20% (measured at the time of purchase) of its total assets in countries in emerging markets when BG Overseas believes it would be appropriate to do so.”

Also effective October 22, 2009, the investment team members of the Fund will be James Anderson, Kavé Sigaroudinia, Nick Thomas, Sarah Whitley, Tom Coutts, David Salter, Tim Campbell, and John Carnegie. It is likely that the new investment team members will sell a number of the portfolio securities held by the Fund and purchase new securities for the Fund, resulting in brokerage and other costs, and the possible realization of capital gains or losses.

In addition, effective immediately, the third sentence of the first paragraph of the “Principal Investments” section of the prospectus of the Fund is amended and restated in its entirety as follows:

“In constructing the portfolio, BG Overseas normally takes into account the industry and country allocations in the Morgan Stanley Capital International (“MSCI”) Index for Europe, Australasia, and the Far East (“EAFE”).”

Following is information regarding the investment team members:

James Anderson

James Anderson is a member of the RS International Growth Fund investment team. James joined Baillie Gifford & Co. in 1983, became a Partner in 1987 and currently serves as Chief Investment Officer and head of the Global Investment Team. He has been a member of the Investment Policy Committee and Portfolio Construction Group for the International Growth strategy since 2003, and has shared responsibility for RS International Growth Fund’s day-to-day management since October 2009. James holds a B.A. in Modern History from Oxford University and M.A. in International Affairs.

Kavé Sigaroudinia

Kavé Sigaroudinia is a member of the RS International Growth Fund investment team. He joined Baillie Gifford in 1999 and has been a member of the International Growth strategy’s Portfolio Construction Group since 2005. He has shared responsibility for the Fund’s day-to-day management since October 2009. Kavé holds a M.A. in economics from Edinburgh University.

Nick Thomas, CFA

Nick Thomas is a member of the RS International Growth Fund investment team. Nick joined Baillie Gifford in 1998 and has been a member of the Portfolio Construction Group for the International Growth strategy since 2004 and has shared responsibility for the Fund’s day-to-day management since October 2009. Nick holds a B.A. in classics from Cambridge University and is a CFA Charterholder.

Sarah Whitley

Sarah Whitley is a member of the RS International Growth Fund investment team. Sarah joined Baillie Gifford in 1980 and became a partner in 1986. She has been a member of the Portfolio Construction Group for the International Growth strategy since 2003 and has shared responsibility for the Fund’s day-to-day management since October 2009. Sarah holds a B.A. in experimental psychology from Oxford University.

Tom Coutts

Tom Coutts is a member of the RS International Growth Fund investment team. Tom joined Baillie Gifford in 1999 and has been a member of the Portfolio Construction Group for the International Growth strategy since 2008. He has shared responsibility for the Fund’s day-to-day management since October 2009. Tom holds a B.A. in modern languages from Oxford University.

David Salter

David Salter is a member of the RS International Growth Fund investment team. David joined Baillie Gifford in 2001 and as Director of Institutional Clients has been a member of the Portfolio Construction Group for the International Growth strategy since 2007. He has shared responsibility for the Fund’s day-to-day management since October 2009. David holds a B.A. in commerce from Napier University.

Tim Campbell

Tim Campbell is an Investment Professional at Baillie Gifford and has been involved in setting broad portfolio strategy for international investment strategies since 1999. Tim joined Baillie Gifford in 1999 and worked as an investment manager in the emerging markets investment team before joining the institutional clients department in 2007. Tim holds a B.A. in history from Trinity College, Dublin.

John Carnegie

John Carnegie is an Investment Professional at Baillie Gifford and has been involved in setting broad portfolio strategy for international investment strategies since 2006. Prior to joining Baillie Gifford in 2006, John spent ten years working as a sell side equity analyst for Credit Suisse, Citigroup and ABN AMRO. John holds a B.A. in sociology from Durham University and a MLitt in management, economics, and politics from St. Andrews University.

September 22, 2009

Supplement to Statement of Additional Information Dated May 1, 2009

The sub-section entitled “Portfolio Managers” in the “INVESTMENT ADVISORY AND OTHER SERVICES” section of the SAI is amended to include the following information under the sub-heading indicated.

Under “Ownership of Fund Shares” on page 75, the table that provides the dollar range of equity securities of each Fund beneficially owned by the Fund’s portfolio managers is updated to include the following information, which is stated as of June 30, 2009:

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
James Anderson	RS International Growth Fund	None
Tim Campbell	RS International Growth Fund	None
John Carnegie	RS International Growth Fund	None
Tom Coutts	RS International Growth Fund	None
David Salter	RS International Growth Fund	None
Kavé Sigaroudinia	RS International Growth Fund	None
Nick Thomas	RS International Growth Fund	None
Sarah Whitley	RS International Growth Fund	None

Under “Other Accounts” on page 77, the table that provides the number of other accounts managed by the portfolio managers of the Funds and the total assets of such accounts is updated to include the following information, which is stated as of June 30, 2009:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (in Thousands)	Number of Accounts	Total Assets (in Thousands)	Number of Accounts		Total Assets (in Thousands)
James Anderson	1	$2,552,095	1	$529,047	40	[1]	$7,205,449
Tim Campbell	1	$0	0	$0	0		$0
John Carnegie	1	$0	0	$0	0		$0
Tom Coutts	1	$72,459	0	$0	0		$0
David Salter	1	$0	0	$0	0		$0
Kavé Sigaroudinia	2	$568,711	0	$0	29	[2]	$4,927,090
Nick Thomas	0	$0	0	$0	0		$0
Sarah Whitley	2	$671,172	0	$0	4		$2,021,844

1	The investment adviser to the account receives an advisory fee based on account performance for five of these accounts, in which the assets total approximately $6.47 billion.
2	The investment adviser to the account receives an advisory fee based on account performance for twenty-four of these accounts, in which the assets total approximately $1.05 billion.

September 22, 2009